XLCONNECT SOLUTIONS, INC.
                                      1996
                            LONG-TERM INCENTIVE PLAN


                      NON-QUALIFIED STOCK OPTION AGREEMENT

                  XLCONNECT SOLUTIONS, INC., a Pennsylvania corporation (the "Company"), hereby grants to ____________________________ (the "Optionee") an option (the "Option") to purchase a total of ______________ (___) shares of Common Stock (the "Shares") of the Company, at the price and on the terms set forth herein, and in all respects subject to the terms and provisions of the XLCONNECT SOLUTIONS, INC. 1996 LONG-TERM INCENTIVE PLAN (the "Plan") applicable to non-qualified incentive stock options, which terms and provisions are incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Plan.

                  1. Nature of the Option. The Option is intended by the Company and the Optionee to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Code.

                  2. Date of Grant; Term of Option. The Option is granted this ____th day of ______________, 1996, and it may not be exercised later than 5:00 p.m. on the ____th day of ____________, 2006.

                  3. Option Exercise Price. The Option exercise price is $ per Share.

                  4. Exercise of Option. Except as otherwise provided herein, the Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option Agreement as follows:

                      (a) Vesting. The Option shall vest at a rate of twenty-five percent (25%) of the total number of Shares subject to the Option per year (the total number of shares so vested being the "Vested Amount") on each consecutive anniversary of the date of this Option Agreement, commencing on the date of this Option Agreement.

                      (b) Right to Exercise.

                          (i) Options that have not yet vested may not be
exercised. Options that have vested will be exercisable up to the Vested Amount upon the second anniversary of the consummation by the Company of a firm commitment underwritten public offering of Common Stock ("IPO"), which date will be extended one year until the third anniversary of the IPO by the Committee if so directed by IE.

                          (ii) The Option may not be exercised for a fraction of
a Share. In the event of a "cashless exercise" under Section 4(d) hereof, the Company shall issue shares for the whole number of Shares acquired through such cashless exercise and cash for the value of any fractional share.

                          (iii) In the event of Optionee's death, Disability or
other termination of employment, the exercisability shall be governed by this
Section 4 and Section 7 hereof and the provisions of the Plan.

                          (iv) In no event may the Option be exercised after the
date of expiration of the term of the Option, as set forth in Section 2 hereof.

                      (c) Method of Exercise. The Option shall be exercisable by written notice that shall state the election to exercise the Option, the number of Shares in respect to which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price, an executed Stock Purchase and Restriction Agreement and any other agreements required by the Administrator, the terms of the Plan and/or this Option Agreement. The Option will be deemed to be exercised upon the receipt by the Company of such written notice, payment of the purchase price, the Stock Purchase and Restriction Agreement and any other agreements required by the Administrator, the terms of the Plan and/or this Option Agreement. The Optionee will have no right to vote or receive dividends and will have not other rights as a shareholder with respect to such Shares notwithstanding the exercise of the Option, until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing the Shares that are being issued upon exercise of the Option. The Company will issue (or cause to be issued) such stock certificates promptly following the exercise of the Option. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall contain any legend as may be required under the Plan or any other agreements required by the Committee and/or applicable law.

                      (d) Method of Payment. The method of payment of the purchase price shall be determined by the Committee and may consist entirely of cash, check, "cashless exercise" (as further set forth in the Plan) or any combination of such methods of payment, or such other consideration or method of payment as may be authorized by the Committee and permitted under the Plan.

                      (e) Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of the Option, the Company may require the Optionee to make any representations and warranties to the Company as may be required by any applicable law or regulation.

                  5. Investment Representations. Unless the Shares have been registered under the Securities Act, in connection with the grant of the Option, the Optionee represents and warrants as follows:

                      (a) The Optionee is acquiring the Option, and upon exercise of the Option, the Optionee will be acquiring the Shares for investment for his or her own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

                      (b) The Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Optionee has received all information as the Optionee deems necessary and appropriate to enable him or her to evaluate the financial risk inherent in making an investment in the Shares and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

                  6. Termination of Service. Unless otherwise determined by the Committee at or after the time of grant, if an Optionee's service terminates for any reason other than death or Disability or Retirement, any Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Committee may determine at or after grant, for a period of thirty (30) days from the date of such termination of service or the stated term of such Option, whichever period is shorter, provided, however, that the Option must be exercised no later than the date of termination if the termination occurs for Cause. Unless otherwise determined by the Committee at or after grant, if an Optionee's service terminates by reason of Retirement, any Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant, for a period of thirty (30) days from the date of such termination of service, or the stated term of such Option, whichever period is shorter. Unless otherwise determined by the Committee at or after grant, if the Optionee's service terminates due to death, any Option held by such Optionee may be exercised at any time within one (1) year after the date of death by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of such termination. Unless otherwise determined by the Committee at or after grant, if the Optionee's service terminates due to Disability, any Option held by such Optionee may be exercised at any time within six (6) months after the date of termination of service by the Optionee or his legal guardian or representative, but only to the extent the Optionee was entitled to exercise the option at the date of such termination; provided, however, that if the Optionee dies within such six-month period, any unexercised Option held by such Optionee shall, at the sole discretion of the Committee, thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter. To the extent an Option is not exercised within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, an Option shall not be exercisable after the expiration of the term stated herein.

                  7. Change of Control. In the event of a Change of Control, the Committee may, in its sole discretion, cause all outstanding Options to immediately become exercisable.

                  8. Non-transferability of Option. The Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of the Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

                  9. Continuation of Employment. Neither the Plan nor this Option Agreement shall confer upon any Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge or release the Optionee at any time, with or without cause and with or without notice.

                  10. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of the Option or the sale or other disposition of the Shares issued upon exercise of the Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to Section 7 hereof) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of the Option or the sale or other disposition of the Shares issued upon the exercise of the Option.

                  11. The Plan. The Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof. Pursuant to the Plan, the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise the Option at the Company's principal office.

                  12. Entire Agreement. The Option, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

                  13. Governing Law. This Option shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  14. Amendment. Subject to the provisions of the Plan, this Option Agreement may only be amended by a writing signed by each of the parties hereto.


Date:                                           XLCONNECT SOLUTIONS, INC.
     ----------------------------------

                                                By:
                                                   ----------------------------

                                                Title:
                                                      -------------------------

                                 ACKNOWLEDGMENT


                  The Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.



Date:
     --------------------------------      ------------------------------------
                                           Signature of Optionee


                                           ------------------------------------
                                           Address


                                           ------------------------------------
                                           City, State, Zip



                   IN THE EVENT THAT AT THE TIME OF ANY REQUIRED ISSUANCE OF SHARES UNDER THIS AGREEMENT, SUCH ISSUANCE IS NOT THE SUBJECT OF AN EFFECTIVE AND CURRENT REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THEN (1) THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF AND (2) NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                            XLCONNECT SOLUTIONS, INC.
                          1996 LONG-TERM INCENTIVE PLAN


                  SECTION 1. Purpose; Definitions. The purpose of the XLConnect Solutions, Inc. 1996 Long-Term Incentive Plan (the "Plan") is to offer to certain employees and directors of Intelligent Electronics, Inc., a Pennsylvania corporation ("Parent"), XLConnect Solutions, Inc., a Pennsylvania corporation (the "Corporation") and their subsidiaries, equity interests in the Corporation, options to acquire equity interests in the Corporation, and other performance-based incentive awards, thereby attracting, retaining and motivating such persons, and strengthening the mutuality of interests between such persons and the Corporation's shareholders.

                  For purposes of the Plan, the following initially capitalized words and phrases shall be defined as set forth below, unless the context clearly requires a different meaning:

                  a. "Affiliate" means, with respect to a person or entity, a person that directly or indirectly controls, or is controlled by, or is under common control with such person or entity.

                  b. "Board" means the Board of Directors of the Corporation, as constituted from time to time.

                  c. "Cause" means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty.

                  d. "Change of Control" means (i) the acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of "Beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding voting securities (the "Voting Securities"), provided that for purposes of this clause (i) the Voting Securities acquired directly from the Corporation by any Person shall be excluded from the determination of such Person's Beneficial ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or (ii) approval by shareholders of the Corporation of (A) a merger, reorganization or consolidation involving the Corporation if the shareholders of the Corporation immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation, more than fifty percent (50%) (or such other percentage ranging from fifty percent (50%) to and including seventy-five percent (75%), that the Committee may, in its discretion, specify from time to time in general or with respect to any particular merger, reorganization or consolidation) of the combined voting power of the outstanding voting securities of the corporation resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such merger, reorganization or consolidation) or (B) (1) a complete liquidation or dissolution of the Corporation or (2) an agreement for the sale or other disposition of all or substantially all of the assets of the Corporation; or (3) acceptance by shareholders of the Corporation of shares in a share exchange if the shareholders of the Corporation immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) (or such other percentage ranging from fifty percent (50%) to and including seventy-five percent (75%), that the Committee may, in its discretion, specify from time to time in general or with respect to any particular share exchange) of the combined voting power of the outstanding voting securities of the corporation resulting from or surviving such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

                  e. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                  f. "Committee" means the Committee referred to in Section 2 hereof.

                  g. "Disability" means permanent and total disability, as determined under the Corporation's long-term disability program, except that Disability of an optionee with respect to an Incentive Stock Option shall occur if the optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

                  h. "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, in its sole discretion, determine from time to time whether the rules and regulations under
Section 162(m) of the Code shall apply for purposes of determining which individuals are "NonEmployee Directors" following the Annual Meeting of Shareholders of the Corporation to be held in 1996.

                  i. "Fair Market Value" means, as of any date: (1)the closing price of the Stock as reported on the principal nationally recognized stock exchange on which the Stock is traded on such date, or if no Stock prices are reported on such date, the closing price of the Stock on the next preceding date on which there were reported Stock prices; or (2) if the Stock is not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange, the closing price of the Stock as reported by The Nasdaq Stock Market on such date, or if no Stock prices are reported on such date, the closing price of the Stock on the next preceding date on which there were reported Stock prices; or (3) if the Stock is not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange or traded on The Nasdaq Stock Market, then the "Market Price" shall be determined by the Board acting in its discretion, in accordance with the standards set forth in Treasury Regulation ss.1.421-4(d) (7).

                  j. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.


                  k. "Long-Term Performance Award" or "Long-Term Award" means an award made pursuant to Section 8 hereof that is payable in cash and/or Stock (including Restricted Stock, Performance Shares and Performance Units) in accordance with the terms of the grant, based on Corporation, business unit and/or individual performance over a period of at least two years, in each case as determined by the Committee and as set forth in the grant letter.

                  l. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

                  m. "Participant" means an employee or director of the Corporation or a Subsidiary to whom an award is granted pursuant to the Plan.

                  n. "Performance Share" means an award made pursuant to Section 9 hereof of the right to receive Stock at the end of a specified performance period.

                  o. "Performance Unit" means an award made pursuant to Section 10 hereof of the right to receive cash at the end of a specified performance period.

                  p. "Restricted Stock" means an award of shares of Stock that is subject to restrictions pursuant to Section 7 hereof.

                  q. "Retirement" means termination of the employment of a Participant with the Corporation, an Affiliate or a Subsidiary other than a termination effected at the direction of the Corporation (whether or not the Corporation effects such termination for Cause). With respect to a director who is not also an employee of the Corporation, Retirement shall occur at such time as the individual ceases to be a director.

                  r. "Rules" means Section 16 of the Exchange Act and the regulations promulgated thereunder.

                  s. "Securities Broker" means a registered securities broker acceptable to the Corporation who agrees to effect the cashless exercise of an Option pursuant to Section 5(m) hereof.

                  t. "Stock" means the common stock, $.01 par value per share, of the Corporation, subject to substitution or adjustment as provided in Section 3(d) hereof.

                  u. "Stock Appreciation Right" means the right, pursuant to an award granted under Section 6 hereof, to surrender to the Corporation all (or a portion) of a Stock Option in exchange for cash and/or shares of stock in an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof) and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

                  v. "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.

                  w. "Subsidiary" means, in respect of the Corporation, a subsidiary corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

                  SECTION 2. Administration. The Plan shall be administered by a Committee of not less than two members of the Board who are all Non-Employee Directors and who shall be appointed by, and serve at the pleasure of the Board.

                  The Committee shall have full authority to grant to eligible persons under Section 4: (i) Stock Options, (ii) Stock Appreciation Rights,
(iii) Restricted Stock, (iv) Long-Term Performance Awards, (v) Performance Shares and/or (vi) Performance Units. In particular, the Committee shall have the authority:

                  a. to select the persons to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Long-Term

Performance Awards, Performance Shares and Performance Units may from time to time be granted hereunder;

                  b. to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Long-Term Performance Awards, Performance Shares and Performance Units, or any combination thereof, are to be granted hereunder;

                  c. to determine the number of shares of Stock, if any, to be covered by each such award granted hereunder;

                  d. to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, including, but not limited to, the share price and any restriction or limitation, any vesting provisions, or any vesting acceleration or forfeiture waiver regarding any Stock Option or other award and/or the shares of Stock relating thereto, or the length of the period following termination of employment of any Participant during which any Stock Option or Stock Appreciation Right may be exercised (which, in the case of an Incentive Stock Option, shall be no longer than one year in the case of the termination of employment of a Participant by reason of death or Disability, or three months in the case of the termination of employment of a Participant for any reason other than death or Disability), based on such factors as the Committee shall determine, in its sole discretion;

                  e. to determine whether and under what circumstances a Stock Option may be settled in cash or stock, including Restricted Stock under Section 5(l);

                  f. to determine whether and under what circumstances a Stock Option may be exercised without a payment of cash under Section 5(m); and

                  g. to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under the Plan may be deferred either automatically or at the election of the Participant.

                  The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); to amend the terms of any agreement relating to any award issued under the Plan; and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any award granted in the manner and to the extent it shall deem necessary to carry out the intent of the Plan.

                  All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Participants. No member of the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any award made under the Plan.

                  SECTION 3. Stock Subject to the Plan.

                  a. Stock Subject to the Plan. The stock to be subject or related to awards under the Plan shall be shares of Stock and may be either authorized and unissued shares of Stock or shares of Stock held in the treasury of the Corporation. The maximum number of shares of Stock that may be the subject of awards under the Plan is Three Million (3,000,000) and the Corporation shall reserve for the purposes of the Plan, out of its authorized and unissued shares of Stock or out of shares of Stock held in its treasury, or partly out of each, such number of shares.

                  Notwithstanding the foregoing, no individual shall receive, over the term of the Plan, awards for more than an aggregate of 900,000, or 30%, of the shares of Stock authorized for grant under the Plan.

                  b. Computation of Stock Available for the Plan. For the purpose of computing the total number of shares of Stock available under the Plan at any time during which the Plan is in effect, there shall be debited against the total number of shares of Stock determined to be available pursuant to paragraphs (a) and (c) of this Section 3 the maximum number of shares of Stock subject to issuance upon exercise of Options or other stock based awards made under the Plan.

                  c. Effect of the Expiration or Termination of Awards. If and to the extent that an award made under the Plan expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the shares of Stock associated with the expired, terminated, canceled or forfeited portion of the award shall again become available for award under the Plan. Notwithstanding anything contained herein, the number of shares of Stock available for awards at any time under the Plan shall be reduced to such lesser number as may be required pursuant to the methods of calculation necessary so that the exemptions provided pursuant to Rule 16b-3 under the Exchange Act will continue to be available for transactions involving all current and future awards. In addition, during the period that any award remains outstanding under the Plan, the Committee may make good faith adjustments with respect to the number of shares of Stock attributable to such awards for purposes of calculating the maximum number of shares available for the granting of future awards under the Plan, provided that following such adjustments the exemptions provided pursuant to Rule 16b-3 under the Exchange Act will continue to be available for transactions involving all current and future awards.

                  d. Other Adjustment. In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number, type and issuer of the securities reserved for issuance under the Plan, in the number and option price of securities subject to outstanding options granted under the Plan and in the number and price of securities to other awards made under the Plan, as may be determined to be appropriate by the Committee in its sole discretion, provided that the number of securities subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

                  SECTION 4. Eligibility. Directors, officers and other employees of Parent, the Corporation or their Subsidiaries are eligible to be granted awards under the Plan. Directors who are not employees of the Corporation or a Subsidiary are eligible to be granted awards under the Plan, but are not eligible to be granted Incentive Stock Options.

                  SECTION 5. Stock Options. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

                  The Committee shall have the authority to grant any optionee eligible under Section 4, Incentive Stock Options, Non Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

                  Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

                  Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

                  a. Option Price. The exercise price per share of Stock purchasable under a Non-Qualified Stock Option shall be determined by the Committee; provided, however, that if the Board or the Committee has determined to comply with the rules and regulations under Section 162(m) of the Code, the exercise price for any individual who is or (as of the time of grant) can be reasonably anticipated to be subject to the provisions of Section 162(m) of the Code shall not be less than the Fair Market Value at the time of grant. The exercise price per share of Stock purchasable under an Incentive Stock Option shall be 100% of the Fair Market Value of the Stock on the date of the grant. However, any Incentive Stock Option granted to any optionee who, at the time the Option is granted, owns more than 10% of the voting power of all classes of stock of the Corporation or of a Subsidiary, shall have an exercise price per share of not less than 110% of Fair Market Value per share on the date of the grant.

                  b. Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Option is granted. However, any Option granted to any optionee who, at the time the Option is granted, owns more than 10% of the voting power of all classes of stock of the Corporation or of a Subsidiary may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

                  c. Exercisability. Stock Options shall vest and be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in no event shall any Stock Options become exercisable until the expiration of the period of two years commencing on the date of consummation of the Company's initial underwritten public offering, which period may be extended for one additional year by the Committee at the direction of Parent; provided, further, that, except as otherwise provided herein, unless otherwise determined by the Committee at grant, no Stock Option granted to a person who is subject to
Section 16 of the Exchange Act (a "Section 16 person") shall be exercisable during the six-month period following the date of the grant of the Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

                  d. Method of Exercise. Subject to the exercise provisions under Section 5(c), Stock Options may be exercised in whole or in part at any time and from time to time during the term of the Option, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part of the exercise price of a Stock Option may be made in the form of unrestricted Stock based on the Fair Market Value of the Stock on the date the option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Stock may be authorized only at the time the Option is granted.

                  The Committee, in its sole discretion, may at the time of grant or such later time as it determines, permit payment of a Stock Option exercise price of a Non-Qualified Stock Option to be made in whole or in part in the form of Restricted Stock based on the Fair Market Value of the Stock on the date the Option is exercised (computed without regard to the restrictions applicable to the Restricted Stock); provided, however, that in the case of an Incentive Stock Option, the right to make a payment in the form of Restricted Stock may be authorized only at the time the Option is granted. If such payment is permitted, then Stock received upon the exercise of the option may be subject to the same forfeiture restrictions as the Restricted Stock used to make the payment, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

                  No shares of Stock shall be issued upon exercise of an Option until full payment therefor has been made. An optionee shall generally have the right to dividends and other rights of a shareholder with respect to shares of Stock subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 13(a) hereof.

                  e. Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or, in the event of his Disability, by his personal representative.

                  f. Termination by Reason of Death. Subject to Section 5(j), if an optionee's service with the Corporation or any Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period expiring (1) at such time as may be specified by the Committee at or after the time of grant, or (2) if not specified by the Committee, then one year from the date of death, or (3) if sooner than the applicable period specified under (1) or (2) above, then upon the expiration of the stated term of such Stock Option.

                  g. Termination by Reason of Disability. Subject to Section 5(j), if an optionee's service with the Corporation or any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (1) at such time as may be specified by the Committee at or after the time of grant, or (2) if not specified by the Committee, then six months from the date of termination of service, or (3) if sooner than the applicable period specified under (1) or
(2) above, then upon the expiration of the stated term of such Stock Option; provided, however, that if the optionee dies within such period, any unexercised Stock Option held by such optionee shall, at the sole discretion of the Committee, thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year from the date of such death (or such other period as may be specified by the Committee) or until the expiration of the stated term of such Stock Option, whichever period is shorter.

                  h. Termination by Reason of Retirement. Subject to Section 5(j), if an optionee's service with the Corporation terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after the time of grant, for a period expiring (1) at such time as may be specified by the Committee at or after the time of grant, or (2) if not specified by the Committee, then thirty (30) days from the he date of termination of service, or
(3) if sooner than the applicable period specified under (1) or (2) above, then upon the expiration of the stated term of such Stock Option.

                  i. Other Termination. Unless otherwise determined by the Committee at or after grant, if an optionee's service with the Corporation terminates for any reason other than death or Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (1) at such time as may be specified by the Committee at or after the time of grant, or (2) if not specified by the Committee, then on the date of termination of service in the event the termination occurred for Cause or thirty (30) days from the date of termination of service if the termination occurred for any reason other than death, Disability, Retirement or Cause, or (3) if sooner than the applicable period specified under (1) or (2) above, then upon the expiration of the stated term of such Stock Option.

                  j. Change of Control. In the event of a Change of Control, the Committee may, in its sole discretion, cause all outstanding Stock Options to immediately become fully exercisable.

                  k. Incentive Stock Option Limitations. To the extent required for "incentive stock option" status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other plan of the Corporation or any Subsidiary shall not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options shall be taken into account in the order granted.

                  To the extent (if any) permitted under Section 422 of the Code without causing an Incentive Stock Option to lose its status as such or to be deemed to be a new Incentive Stock Option under the modification rules of
Section 424(h) of the Code, and subject to any restrictions imposed by the Committee, if (i) a participant's service with the Corporation is terminated by reason of death, Disability or Retirement and (ii) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(f), (g) or (h), applied without regard to this Section 5(j), is greater than the portion of such option that is exercisable as an "incentive stock option" during such post-termination period under Section 422 after taking the $100,000 limitation into account, such post- termination period of exercisability shall automatically be extended (but not beyond the original Option term) to the extent necessary to permit the optionee to exercise such Incentive Stock Option without violating the $100,000 limitation.

                  l. Cash-out of Option; Settlement of Restricted Stock. On receipt of written notice to exercise, the Committee may, in its sole discretion, elect to terminate all or part of the portion of the Option(s) proposed to be exercised provided that the Corporation pays the optionee an amount in cash equal to the excess of the Fair Market Value of the Stock otherwise issuable over the Option price (the "Spread Value") on the effective date of such cash-out.

                  In addition, if the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued upon exercise of an Option take the form of Restricted Stock. For this purpose, such Restricted Stock shall be valued on the date of exercise on the basis of the Fair Market Value of such Restricted Stock determined without regard to the forfeiture restrictions involved.

                  m. Cashless Exercise. To the extent permitted under the Rules, and with the consent of the Committee, the Corporation agrees to cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to sell a sufficient number of shares of Stock to cover the costs and expenses associated therewith.

                  n. Automatic Grants to Nonemployee Directors. Each director of the Company who is not also an employee of the Company will automatically receive, without further action on the part of the Committee or the Board, (i) an initial grant of a Stock Option to purchase 25,000 shares of Stock upon the later of the date of the consummation of the Company's initial public offering and the date of such director's initial appointment or election to the Board and
(ii) subsequent annual grants of Stock Options to purchase 5,000 shares of Stock upon each re-election of such director to the Board by the Company's shareholders, provided such re-election occurs at least six months after such director's initial election or appointment.

                  SECTION 6. Stock Appreciation Rights.

                  a. Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan and, subject to Section 5(e) hereof, shall be transferable only upon transfer of the related Stock Option. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

                  A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock

Option exceeds the number of shares not covered by the Stock Appreciation Right.

                  A Stock Appreciation Right may be exercised by an optionee, in accordance with Section 6(b) of the Plan, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in
Section 6(b) of the Plan. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

                  b. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, in its sole discretion, including the following:

                     (1) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this
Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted to Section 16 persons subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term.

                     (2) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the Option price per share specified in the related Stock Option, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

                     (3) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related, shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

                     (4) Stock Appreciation Right granted in connection with a Stock Option may be exercised only if and when the market price of the Stock subject to the Stock Option exceeds the exercise price of such Stock Option.

                  SECTION 7. Restricted Stock.

                  a. Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards.

                  The Committee may condition the vesting of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion, at the time of the award.

                  The provisions of Restricted Stock awards need not be the same with respect to each recipient.

                  b. Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such award. The purchase price for shares of Restricted Stock may be zero.

                  Each Participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the XLConnect Solutions, Inc. 1996 Long-Term Incentive Plan and an Agreement entered into between the registered owner and XLConnect Solutions, Inc. Copies of such Plan and Agreement are on file in the principal corporate offices of XLConnect Solutions, Inc."

                  The Committee shall require that the stock certificates evidencing shares of Restricted Stock be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered to the Corporation a stock, power endorsed in blank, relating to the Stock covered by such award.

                  c. Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

                     (1) During a period set by the Committee commencing with the date of such award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. The Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

                     (2) Except as provided in this paragraph (ii) and Section 7(c)(i), the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Corporation, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional shares of Restricted Stock to the extent shares are available under Section 3 of the Plan.

                     (3) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a Participant's service with the Corporation for reasons other than death or Disability during the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant. Subject to the provisions of the Plan, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may waive such restrictions, in whole or in part, at any time, based on such factors as the Committee shall deem appropriate in its sole discretion. Upon the death or Disability of a Participant during the Restriction Period, restrictions will lapse with respect to a percentage of the Restricted Stock award granted to the Participant that is equal to the percentage of the Restriction Period that has elapsed as of the date of death or the date on which such Disability commenced (as determined by the Committee in its sole discretion), and a stock certificate or stock certificates representing such shares of Stock shall be issued and delivered to the Participant or the Participant's estate, as the case may be.

                     (4) In the event of hardship or other special circumstances of a Participant whose service with the Corporation is involuntarily terminated (other than for Cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such

Participant's shares of Restricted Stock, based on such factors as the Committee may deem appropriate.

                     (5) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be promptly delivered by the Corporation to the Participant.

                     (6) In the event of a Change of Control, the Committee in its sole discretion, cause all Restricted Stock remaining subject to forfeiture to immediately cease to be subject to forfeiture and a stock certificate or stock certificates representing such shares of Stock to be issued and delivered to the Participant.

                  SECTION 8. Long Term Performance Awards.

                  a. Awards and Administration. Long Term Performance Awards may be awarded either alone or in addition to other awards granted under the Plan. Prior to award of a Long Term Performance Award, the Committee shall determine the nature, length and starting date of the performance period (the "performance period") for each Long Term Performance Award, which shall be at least two years (subject to Section 11 below). Performance periods may overlap and Participants may participate simultaneously with respect to Long Term Performance Awards that are subject to different performance periods and/or different performance factors and criteria. Prior to award of a Long Term Performance Award, the Committee shall determine the performance objectives to be used in valuing Long Term Performance Awards and determine the extent to which such Long Term Performance Awards have been earned. Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based upon such Corporation, business unit and/or individual performance factors and criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity, as approved by the Shareholders of the Corporation. If the Board or the Committee has determined to comply with the rules and regulations under Section 162(m) of the Code, the Committee shall determine, in its sole discretion, the extent to which the performance objectives for any Long Term Performance Award should be disclosed to and approved by the shareholders of the Corporation and otherwise comply with such rules and regulations.

                  At the beginning of each performance period, the Committee shall determine for each Long Term Performance Award subject to such performance period the range of dollar values or number of shares of Stock to be awarded to the Participant at the end of the performance period if and to the extent that the relevant measure(s) of performance for such Long Term Performance

Award is (are) met; provided, however, that no Participant shall be awarded a Long Term Performance Award with a dollar value in excess of One Million Dollars ($1,000,000) for the performance period to which the Long Term Performance Award relates. Such dollar values or number of shares of Stock may be fixed or may vary in accordance with such performance and/or other criteria as may be specified by the Committee, in its sole discretion.

                  b. Adjustment of Awards. In the event of special or unusual events or circumstances affecting the application of one or more performance objectives to a Long Term Performance Award, the Committee may revise the performance objectives and/or underlying factors and criteria applicable to the Long Term Performance Awards affected, to the extent deemed appropriate by the Committee, in its sole discretion, to avoid unintended windfalls or hardship.

                  c. Termination of Service. Unless otherwise provided in the applicable award agreements), if a Participant terminates service with the Corporation during a performance period because of death, Disability or Retirement, such Participant (or his estate) shall be entitled to a payment with respect to each outstanding Long Term Performance Award at the end of the applicable performance period:

                     (1) based, to the extent relevant under the terms of the award, upon the Participant's performance for the portion of such performance period ending on the date of termination and the performance of the applicable business unit(s) for the entire performance period, and

                     (2) pro-rated, where deemed appropriate by the Committee, for the portion of the performance period during which the Participant was employed by the Corporation, all as determined by the Committee, in its sole discretion.

                  However, the Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate, in its sole discretion.

                  Except as otherwise determined by the Committee, if a Participant terminates service with the Corporation during a performance period for any other reason, then such Participant shall not be entitled to any payment with respect to the Long Term Performance Awards subject to such performance period, unless the Committee shall otherwise determine, in its sole discretion.

                  In the event of a Change of Control, the Committee may, in its sole discretion, cause all conditions applicable to a Long Term Performance Award to immediately terminate and a stock certificate or stock certificates representing shares of Stock subject to such award, or cash, as the case may be, to be issued and/or delivered to the Participant.

                  d. Form of Payment. The earned portion of a Long Term Performance Award may be paid currently or on a deferred basis, together with such interest or earnings equivalent as may be determined by the Committee, in its sole discretion. Payment shall be made in the form of cash or whole shares of Stock, including Restricted Stock, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant performance period, all as the Committee shall determine at or after grant. If and to the extent a Long Term Performance Award is payable in Stock and the full amount of such value is not paid in Stock, then the shares of Stock representing the portion of the value of the Long Term Performance Award not paid in Stock shall again become available for award under the Plan, subject to Section 3(c). Prior to any payment, the Committee shall certify that all of the performance goals or other material terms of the award have been met.

                  SECTION 9. Performance Shares.

                  a. Awards and Administration. The Committee shall determine the persons to whom and the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any such person, the duration of the period (the "performance period") during which, and the conditions under which, receipt of the shares of Stock will be deferred, and the other terms and conditions of the award in addition to those set forth below.

                  The Committee may condition the receipt of shares of Stock pursuant to a Performance Share award upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

                  The provisions of Performance Share awards need not be the same with respect to each Participant, and such awards to individual Participants need not be the same in subsequent years.

                  b. Terms and Conditions. Performance Shares awarded pursuant to this Section 9 shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                     (1) Conditions. The Committee, in its sole discretion, shall specify the performance period during which, and the conditions under which, the receipt of shares of Stock covered by the Performance Share award will be deferred.

                     (2) Stock Certificate. At the expiration of the performance period, if the Committee, in its sole discretion, determines that the conditions specified in the Performance Share agreement have been satisfied, a stock certificate or stock certificates representing the number of shares of Stock covered by the Performance Share award shall be issued and delivered to the Participant. A Participant shall not be deemed to be the holder of Stock, or to have the rights of a holder of Stock, with respect to the Performance Shares unless and until a stock certificate or stock certificates representing such shares of Stock are issued to such Participant.

                     (3) Death, Disability or Retirement. Subject to the provisions of the Plan, if a Participant terminates service with the Corporation during a performance period because of death, Disability or Retirement, such Participant (or his estate) shall be entitled to receive, at the expiration of the performance period, a percentage of Performance Shares that is equal to the percentage of the performance period that had elapsed as of the date of termination, provided that the Committee, in its sole discretion, determines that the conditions specified in the Performance Share agreement have been satisfied. In such event, a stock certificate or stock certificates representing such shares of Stock shall be issued and delivered to the Participant or the Participant's estate, as the case may be.

                     (4) Termination of Service. Unless otherwise determined by the Committee at the time of grant, the Performance Shares will be forfeited upon a termination of service during the performance period for any reason other than death, Disability or Retirement.

                     (5) Change of Control. In the event of a Change of Control, the Committee may, in its sole discretion, cause all conditions applicable to the Performance Shares to immediately terminate and a stock certificate or stock certificates representing shares of Stock subject to the Stock award to be issued and delivered to the Participant.

                  SECTION 10. Performance Units.

                  a. Awards and Administration. The Committee shall determine the persons to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any such person, the duration of the period (the "performance period") during which, and the conditions under which, a Participant's right to Performance Units will be vested, the ability of Participants to defer the receipt of payment of such Performance Units, and the other terms and conditions of the award in addition to those set forth below.

                  A Performance Unit shall have a fixed dollar value.

                  The Committee may condition the vesting of Performance Units upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

                  The provisions of Performance Unit awards need not be the same with respect to each Participant, and such awards to individual Participants need not be the same in subsequent years.

                  b. Terms and Conditions. Performance Units awarded pursuant to this Section 10 shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                     (1) Conditions. The Committee, in its sole discretion, shall specify the performance period during which, and the conditions under which, the Participant's right to Performance Units will be vested.

                     (2) Vesting. At the expiration of the performance period, the Committee, in its sole discretion, shall determine the extent to which the performance goals have been achieved, and the percentage of the Performance Units of each Participant that have vested.

                     (3) Death, Disability or Retirement. Subject to the provisions of this Plan, if a Participant terminates service with the Corporation during a performance period because of death, Disability or Retirement, such Participant (or the Participant's estate) shall be entitled to receive, at the expiration of the performance period, a percentage of Performance Units that is equal to the percentage of the performance period that had elapsed as of the date of termination, provided that the Committee, in its sole discretion, determines that the conditions specified in the Performance Unit agreement have been satisfied, and payment thereof shall be made to the Participant or the Participant's estate, as the case may be.

                     (4) Termination of Service. Unless otherwise determined by the Committee at the time of grant, the Performance Units will be forfeited upon a termination of service during the performance period for any reason other than death, Disability or Retirement.

                     (5) Change of Control. In the event of a Change of Control, the Committee may, in its sole discretion, cause all conditions applicable to Performance Units to immediately terminate and cash representing the full amount of such award to be paid to the Participant.

                  SECTION 11. Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time and from time to time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant with respect to a Stock Option, Stock Appreciation Right, Restricted Stock, Long Term Performance Award, Performance Share or Performance Unit which has been granted under the Plan, without the Participant's consent, or which, without the approval of the Corporation's shareholders, would:

                  a. except as expressly provided in the Plan, increase the total number of shares of Stock reserved for the purposes of the Plan;

                  b. change the persons or class of persons eligible to participate in the Plan; or

                  c. extend the maximum option term under Section 5(b) of the Plan.

                  The Committee may substitute new Stock options for previously granted Stock options, including previously granted Stock Options having higher exercise prices.

                  Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable tax laws and accounting rules, as well as other developments. Notwithstanding the foregoing, no amendment to the Plan may be made by the Board without the approval of the Corporation's shareholders if such approval would be required under the Rules in order to ensure that transactions effected under the Plan are eligible for the benefit of Rule 16b-3.

                  SECTION 12. Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or optionee by the Corporation, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of Stock or with respect to awards hereunder.

                  SECTION 13. General Provisions.

                  a. The Committee may require each person acquiring Stock or a Stock based award under the Plan to represent to and agree with the Corporation in writing that the Participant is acquiring the Stock or Stock based award for investment purposes and without a view to distribution thereof and as to such other matters as the Committee believes are appropriate to ensure compliance with applicable Federal and state securities laws. The certificate evidencing such award and any securities issued pursuant thereto may include any legend which the Committee deems appropriate to reflect any restrictions on transfer and compliance with securities laws.

                  All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Stock is then listed, and any other applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  b. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

                  c. The adoption of the Plan shall not confer upon any employee of the Corporation or a Subsidiary any right to continued employment with the Corporation or such Subsidiary, nor shall it interfere in any way with the right of the Corporation or such Subsidiary to terminate the employment of any of its employees at any time.

                  d. No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any award under the Plan, the Participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment, of any Federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, the minimum required withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

                  e. At the time of grant of an award under the Plan, the Committee may provide that the shares of Stock received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Corporation any shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

                  f. The reinvestment of dividends in additional Restricted Stock (or in other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under
Section 3 of the Plan for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

                  g. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

                  h. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  SECTION 14. Effective Date of Plan. The Plan shall be effective on the date it is approved by the affirmative vote of the holders of a majority of the shares of Stock present, or represented, and entitled to vote on the Plan at a meeting of shareholders, or the written consent of such holders; provided, however, that if the Plan is not so approved, it shall become null and void.

                  SECTION 15. Term of Plan. No Stock Option, Stock Appreciation Right, Restricted Stock, Long Term Performance Award, Performance Share or Performance Unit shall be granted pursuant to the Plan on or after the tenth
(10th) anniversary of the date of shareholder approval of the Plan, but awards granted prior to such tenth (10th) anniversary may extend beyond that date.

                                  PLAN HISTORY

Date Plan adopted by Board:                  June 20, 1996
                                        ----------------------

Date Plan approved by Shareholders           June 20, 1996
                                        ----------------------

Effective date of Plan:                      June 20, 1996
                                        ----------------------

Date Plan ratified by Board with
     minor amendments resulting
     from stock split and
     Section 16 rule changes:                September 6, 1996
                                        ----------------------